Exhibit 8(b)

Supplemental Agreement

Rule 22c-2

This AGREEMENT is entered into as of April 16 2007, by and between The Prudential Insurance Company of America (“Intermediary”) on its behalf, or on behalf of one or more of its affiliates doing business as Prudential Retirement, and the undersigned Fund Affiliate. This AGREEMENT is effective upon the effective date of Rule 22c-2. This AGREEMENT is intended to be limited to that part of the Prudential organization doing business as Prudential Retirement.

WHEREAS, the parties or their affiliates have entered into agreement(s) pursuant to which Intermediary undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 that are investment options for qualified and non-qualified employee benefit plans it services; and

WHEREAS, upon the effective date of SEC Rule 22c-2, the parties desire to execute this Agreement to comply with the specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby agree as follows:

(1)	Shareholder Information

a.

Agreement to Provide Information. The Intermediary agrees to provide the Fund Affiliate, upon written request, or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges and the amount, date, name and transaction type of every purchased, redeemed, transferred or exchanged Shares through an account maintained by the Intermediary during the Covered Period of the request.

1.

Period Covered by Request. Requests made pursuant to this Agreement shall set forth the specific period for which transaction information is sought (the “Covered Period”), commencing upon the effective date of Rule 22c-2. The Covered Period will not exceed 120 days prior to the date of the request but will not start earlier than the effective date of Rule 22c-2. The Fund Affiliate may request transaction information older than 120 days from the date of the request (“Extended Period”), but not prior to the effective date of Rule 22c-2, as may be reasonably necessary to investigate compliance with the policies established by the Fund Affiliate for the purpose of eliminating or reducing potentially harmful market timing or frequent trading.

2.

Form and Timing of Response. The Intermediary agrees to transmit the requested information that is on its books and records to the Fund Affiliate or their designee promptly, but in any event not later than 10 business days after receipt of a request. If the accounts are not on the Intermediary’s books and records, the Intermediary agrees to use reasonable efforts either to (i) promptly obtain and transmit the requested information (ii) obtain assurances from the person or entity that holds the account that the requested information will be provided to the Fund Affiliate promptly; or (iii) if directed by the fund block further Participant initiated exchanges of Shares of the Funds. In such instances, the Intermediary agrees to inform the Fund Affiliate regarding which of the foregoing options it will follow. The requested information shall be communicated in accordance with standards that are mutually agreed upon by the parties.

3.

Limitations on Use of Information. The Funds shall not use the information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.

4.	Costs. The Fund Affiliate agrees to reimburse the Intermediary for reasonable costs associated with complying with requests for transaction information older than one (1) year.
5.	Form. The Intermediary expects the Fund Affiliate to use NSCC Standardized Data Reporting Format for transaction information or other format as mutually agreed upon by the parties.

(2)

Agreement to Restrict Trading. The Intermediary agrees to execute written instructions from the Funds to restrict or prohibit further Participant initiated exchanges of Shares by a Participant that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Fund Affiliate for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

a.

Form of Instructions. Instructions must include the Taxpayer Identification Number (“TIN”), if known, and the specific restriction(s), including time period to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

b.	Timing of Response. The Intermediary agrees to execute instructions within 10 business days after receipt.

c.

Confirmation by Intermediary. The Intermediary will provide written confirmation to the Funds that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after receipt of instructions.

d.

Fund Policies. The Fund Affiliate shall provide to the Intermediary upon request a letter that may be forwarded to Shareholders containing, among other things, an outline of the Fund’s policies relating to eliminating or reducing any dilution of the value of the Fund’s outstanding Shares.

(3)	Definitions.

The following definitions shall apply solely to govern this Supplemental Agreement and are not intended to be applied in any other circumstances.

a.

The term “Fund” or “Funds” includes the Fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

b.	The term “Shares” means the interests of Shareholders corresponding to the securities of record issued by the Fund held by the Intermediary.
c.	The term “Shareholder” means the Plan participant notwithstanding that the Plan or omnibus account may be the owner of the Shares.
d.	The term “Plan” means any employer sponsored retirement and benefit plan (“Plan”).
e.	The term “Participant” means any individual who invests in a Plan.
f.	The term “written” includes electronic writings and facsimile transmissions.

The Prudential Insurance Company of America

AIM Investment Services
By: /s/ George L. Palms, Jr.	Fund Affiliate

Name: George Palms, Jr., Senior Vice President	By: /s/ William Galvin

Title: Investment Products & Advisory Services	Name: William Galvin

Date: 4/13/07	Title: President

Date: 4/16/07

Supplemental Agreement

Rule 22c-2

This AGREEMENT is entered into as of April 13, 2007, by and between The Prudential Insurance Company of America (“Intermediary”) on its behalf, or on behalf of one or more of its affiliates doing business as Prudential Retirements, and the undersigned Fund Affiliate. This AGREEMENT is effective upon the effective date of Rule 22c-2. This AGREEMENT is intended to be limited to that part of the Prudential organization doing business as Prudential Retirement.

WHEREAS, the parties or their affiliates have entered into agreement(s) pursuant to which Intermediary undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 that are investment options for qualified and non-qualified employee benefit plans it services; and

WHEREAS, upon the effective date of SEC Rule 22c-2, the parties desire to execute this Agreement to comply with the specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby agree as follows:

(1)	Shareholder Information

a.

Agreement to Provide Information. The Intermediary agrees to provide the Fund Affiliate, upon written request, or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges and the amount, date, name and transaction type of every purchased, redeemed, transferred or exchanged Shares through an account maintained by the Intermediary during the Covered Period of the request.

1.

Period Covered by Request. Requests made pursuant to this Agreement shall set forth the specific period for which transaction information is sought (the “Covered Period”), commencing upon the effective date of Rule 22c-2. The Covered Period will not exceed 120 days prior to the date of the request but will not start earlier than the effective date of Rule 22c-2. The Fund Affiliate may request transaction information older than 120 days from the date of the request (“Extended Period”), but not prior to the effective date of Rule 22c-2, as may be reasonably necessary to investigate compliance with the policies established by the Fund Affiliate for the purpose of eliminating or reducing potentially harmful market timing or frequent trading.

2.

Form and Timing of Response. The Intermediary agrees to transmit the requested information that is on its books and records to the Fund Affiliate or their designee promptly, but in any event not later than 10 business days after receipt of a request. If the accounts are not on the Intermediary’s books and records, the Intermediary agrees to use reasonable efforts either to (i) promptly obtain and transmit the requested information (ii) obtain assurances from the person or entity that holds the account that the requested information will be provided to the Fund Affiliate promptly; or (iii) if directed by the fund block further Participant initiated exchanges of Shares of the Funds. In such instances, the Intermediary agrees to inform the Fund Affiliate regarding which of the foregoing options it will follow. The requested information shall be communicated in accordance with standards that are mutually agreed upon by the parties.

3.

Limitations on Use of Information. The Funds shall not use the information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.

4.	Costs. The Fund Affiliate agrees to reimburse the Intermediary for reasonable costs associated with complying with requests for transaction information older than one (1) year.
5.	Form. The Intermediary expects the Fund Affiliate to use NSCC Standardized Data Reporting Format for transaction information or other format as mutually agreed upon by the parties.

(2)

Agreement to Restrict Trading. The Intermediary agrees to execute written, instructions from the Funds to restrict or prohibit further Participant initiated exchanges of Shares by a Participant that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Fund Affiliate for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

a.

Form of Instructions. Instructions must include the Taxpayer Identification Number (“TIN”), if known, and the specific restriction(s), including time period to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

b.	Timing of Response. The Intermediary agrees to execute instructions within 10 business days after receipt.

c.

Confirmation by Intermediary. The Intermediary will provide written confirmation to the Funds that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after receipt of instructions.

d.

Fund Policies. The Fund Affiliate shall provide to the Intermediary upon request a letter that may be forwarded to Shareholders containing, among other things, an outline of the Fund’s policies relating to eliminating or reducing any dilution of the value of the Fund’s outstanding Shares.

(3)	Definitions.

The following definitions shall apply solely to govern this Supplemental Agreement and are not intended to be applied in any other circumstances.

a.

The term “Fund” or “Funds” includes the Fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

b.	The term “Shares” means the interests of Shareholders corresponding to the securities of record issued by the Fund held by the Intermediary.
c.	The term “Shareholder” means the Plan participant notwithstanding that the Plan or omnibus account may be the owner of the Shares.
d.	The term “Plan” means any employer sponsored retirement and benefit plan (“Plan”).
e.	The term “Participant” means any individual who invests in a Plan.
f.	The term “written” includes electronic writings and facsimile transmissions.

The Prudential Insurance Company of America
By:	/s/ George L. Palms, Jr.	AIM Investment Services, Inc. Fund Affiliate

Name:	George Palms, Jr., Senior Vice President	By:	/s/ Robert A. Frazer

Title:	Investment Products & Advisory Services	Name:	Robert A. Frazer

Date:	4/13/07	Title:	Senior Vice President

		Date:	4.13.07

AMENDMENT TO

SERVICE AGREEMENT

THIS SERVICE AGREEMENT AMENDMENT is made and entered into as of March 27, 2007 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, (the “Prudential”) and ALLIANCEBERNSTEIN INVESTOR SERVICES, INC. (“ABIS” formerly known as Alliance Global Investor Services, Inc.).

WHEREAS, the parties have entered into a Service Agreement dated as of October 1, 1997, (the “Agreement”), pursuant to which Prudential undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 (the “AllianceBernstein Funds”) that are investment options for qualified and non-qualified employee benefit plans (the “Plans”) it services; and

WHEREAS, the parties now desire to amend that Agreement to incorporate specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940.

WHEREAS, the parties now desire that the Amendment will become effective upon the effective date of SEC Rule 22c-2 unless otherwise specified herein the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby amend the Agreement by adding the following new Section 19 after Section 18:

19.	Shareholder Information

(a) Agreement to Provide Information. Prudential agrees to provide ABIS upon written request or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Prudential during the period covered by the request.

(1) Period Covered by Request. Requests must set forth a specific period, not to exceed 120 days from the date of the request, for which transaction information is sought but not prior to the effective date of SEC Rule 22c-2. ABIS may request transaction information older than 120 days from the date of the request but not prior to the effective date of Rule 22c-2 as it deems reasonably necessary to investigate compliance with policies established by the Fund for purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund not to exceed 1 year. Prior to the effective date of SEC Rule 22c-2, Prudential agrees to reasonably cooperate with ABIS for the purpose of preventing market timing and will upon reasonable request furnish to ABIS such information as ABIS may consider necessary or desirable to review the possible existence and extent of market timing by any Plan or Participant in a Plan, as long as such information may be reasonably ascertainable by Prudential with consideration to labor and costs.

(2) Form and Timing of Response. Prudential agrees to transmit the requested information that is on its books and records to ABIS or their designee promptly, but in any event not later than 10 business days, after receipt of a request. If the requested information is not on Prudential’s books and records, Prudential agrees to use reasonable efforts to: (i) provide or arrange to provide to ABIS the requested information regarding Shareholders who hold an account with an indirect intermediary; or (ii) if directed by ABIS, block further purchase of Fund Shares from such indirect intermediary.

In such instance, Prudential agrees to inform ABIS whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to ABIS should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision “indirect intermediary” has the same meaning as in SEC Rule 22c-2 under the Investment Company Act of 1940.

(3) Limitations on Use of Information. ABIS agrees not to use the information received for marketing or any other similar purpose without prior written consent of Prudential.

(b) Agreement to Restrict Trading. Prudential agrees to execute written instructions from ABIS to restrict or prohibit further Participant initiated purchases (not including system initiated purchases pursuant to allocation models or instructions) or exchanges of Shares by a Shareholder that has been identified by ABIS as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Prudential’s account) that violate policies established by ABIS for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

(1) Form of Instructions. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(2) Timing of Response. Prudential agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by Prudential.

(3) Confirmation by Prudential. Prudential must provide written confirmation to ABIS that instructions have been executed. Prudential agrees to provide confirmation as soon as reasonably practicable, but no later than ten business days after the instructions have been executed.

(c) Definitions. For purposes of this Section:

(1) The term “Shares” means the interests of the Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by Prudential.

(2) The term “Shareholder” means the Plan Participant notwithstanding that the Plan may be deemed to be the beneficial owner of Shares.

(3) The term “written” includes electronic writings and facsimile transmissions.

IN WITNESS WHEREOF, the undersigned have executed this Service Agreement Amendment as of the date set forth above.

The Prudential Insurance Company Of America		AllianceBernstein Investor Services, Inc.

By:	/s/ George L. Palms, Jr.	By:	/s/ Daniel A. Notto
Name:	George Palms, Jr.	Name:	Daniel A. Notto
Title:	Senior Vice President	Title:	Assistant Secretary

SHAREHOLDER INFORMATION AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into as of (current or execution date), or such other compliance date mandated by Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”), whichever is later, by and between AMERICAN CENTURY INVESTMENT SERVICES, INC. (“ACIS”), and the party signing below (“Intermediary”) with an effective date of                     .

WHEREAS, Intermediary offers or otherwise makes available American Century mutual funds (the “Funds”) to or for clients of Intermediary; and

WHEREAS, pursuant to Rule 22c-2, ACIS is required to enter into a shareholder information agreement with every intermediary who holds shares of the Funds in omnibus accounts or non-fully disclosed shareholder accounts and submits orders directly to the Funds’ transfer agent or to a registered clearing agency; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Funds in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

1. Agreement to Provide Shareholder Information. Intermediary agrees to provide a requesting Fund, upon written request or such other means as agreed upon, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request.

(a) Period Covered by Request. Requests must set forth a specific period, generally not to exceed 90 days from the date of the request, for which transaction information is sought, but not prior to the effective date of Rule 22c-2. The Fund may request transaction information older than 90 days from the date of the request, but not prior to the effective date of Rule 22c-2, as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund, but shall not make a request for any information older than 12 months from the date of the request.

(b) Form and Timing of Response. Intermediary agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than ten (10) business days, after receipt of a request. If the requested information is not on Intermediary’s books and records, Intermediary agrees to: (i) provide or arrange to provide to the Fund requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect

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intermediary. In such instance, Intermediary agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “indirect intermediary” has the same meaning as in Rule 22c-2.

(c) Limitations on Use of Information. The Fund shall not use information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.

2. Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases (not including system inititated purchases pursuant to allocation models or instructions) or exchanges of Shares or take such other action as requested by the Fund for a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund’s Shares (directly or indirectly through Intermediary’s account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

(a) Form of Instructions. Instructions must include the TIN, ITIN, or GII, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, or GII is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(b) Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by Intermediary.

(c) Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3. Identification of Financial Intermediaries. Intermediary agrees to (i) maintain, and provide to the Fund upon request, a complete and current list of all intermediaries that submit trades to the Fund through the Intermediary for which the Intermediary is not authorized to execute this Shareholder Information Agreement on their behalf; (ii) not to purchase any securities from the Fund on behalf of an intermediary that does not, at the time of the purchase, have a valid Shareholder Information Agreement in effect with the Fund either directly or through the Intermediary; and (iii) to inform the Fund in the event an intermediary that had previously authorized the Intermediary to act on its behalf for purposes of this Shareholder Information Agreement revokes such authorization. Such notification shall be provided to the Fund no later than 10 days after the Intermediaiy first receives notice of the revocation.

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4. Definitions. For purposes of this Agreement:

(a) The term “Fund” includes each fund’s principal underwriter (ACIS) and transfer agent (American Century Services Corporation). The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b).

(b) The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by a Fund under the Investment Company Act of 1940 that are held by Intermediary.

(c) The term “Shareholder” means (i) for all Intermediaries other than retirement plan recordkeepers or insurance companies, the beneficial owner of Shares, whether the Shares are held directly or by Intermediary in nominee name; (ii) for all Intermediaries that are retirement plan recordkeepers, the Plan participant, notwithstanding that the Plan may be deemed to be the beneficiary owner of Shares; and (iii) for all Intermediaries that are insurance companies, the holder of interests in a variable annuity or variable life insurance contract issued by Intermediary.

(d) The term “written” includes electronic writings and facsimile transmissions.

4. Termination. This Agreement may be terminated by either party on sixty (60) days’ written notice. Upon termination of this Agreement, any other agreement between Intermediary and ACIS or any affiliate of ACIS will terminate automatically, and Intermediary will no longer be permitted to offer or otherwise make available the Funds; provided, however, that if Rule 22c-2 is amended or rescinded such that ACIS is no longer required to have such agreements in place, such other agreements will not automatically terminate.

5. Counterparts and Delivery. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument. A signed copy of this Agreement delivered by facsimile or by emailing a copy in .pdf form shall be treated as an original and shall bind both parties just as would the exchange of originally signed copies.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the latest date set forth below.

AMERICAN CENTURY INVESTMENT SERVICES, INC.		PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Cindy A. Tilton	By:	/s/ George L. Palms, Jr.

Name:	Cindy A. Tilton	Name:	George L. Palms, Jr.
Title:	Vice President	Title:	Senior Vice President
Date:	4-3-07	Date:	4/5/07

Contact Name:

Address:

Phone No:

Email address:

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If intermediary trades through the NSCC, provide assigned NSCC trading numbers:

American Century Assigned Trading Numbers: Dealer #	7002068

TPA #

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Supplemental Agreement

Rule 22c-2

This AGREEMENT is entered into as of September 6, 2006, by and between The Prudential Insurance Company of America (“Intermediary”) on its behalf, or on behalf of one or more of its affiliates doing business as Prudential Retirement, and the undersigned Fund or Fund Affiliate. This AGREEMENT is effective upon the effective date of Rule 22c-2. This AGREEMENT is intended to be limited to that part of the Prudential organization doing business as Prudential Retirement.

WHEREAS, the parties or their affiliates have entered into agreement(s) to pursuant to which Intermediary undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 that are investment options for qualified and non-qualified employee benefit plans it services; and

WHEREAS, effective upon the upon the effective date of SEC Rule 22c-2, the parties desire to execute this Agreement to comply with the specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby agree as follows:

(1)	Shareholder Information

a.	Agreement to Provide Information. The Intermediary agrees to provide the Fund Affiliate, upon written request, or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges and the amount, date, name and transaction type of every purchased, redeemed, transferred or exchanged Shares through an account maintained by the Intermediary during the Covered Period of the request.

1.	Period Covered by Request. Requests made pursuant to this Agreement shall set forth the specific period for which transaction information is sought (the “Covered Period”), commencing upon the effective date of Rule22c-2. The Covered Period will not exceed 120 days prior to the date of the request but will not start earlier than the effective date of Rule 22c-2. The Fund Affiliate may request transaction information older than 120 days from the date of the request, (“Extended Period”) but not prior to the effective date of Rule 22c-2, as may be reasonably necessary to investigate compliance with the policies established by the Fund Affiliate for the purpose of eliminating or reducing potentially harmful market timing or frequent trading, however such request is not to exceed 1 year.
2.	Form and Timing of Response. The Intermediary agrees to transmit the requested information that is on its books and records to the Fund Affiliate or their designee promptly, but in any event not later than 10 business days after receipt of a request. If the accounts are not on the Intermediary’s books and records, the Intermediary agrees to use reasonable efforts either to (i) promptly obtain and transmit the requested information (ii) obtain assurances from the person or entity that holds the account that the requested information will be provided to the Fund Affiliate promptly; or (iii) if directed by the fund block further Participant initiated exchanges of Shares of the Funds. In such instances, the Intermediary agrees to inform the Fund Affiliate regarding which of the foregoing options it will follow. The requested information shall be communicated in accordance with standards that are mutually agreed upon by the parties.

3.	Limitations on Use of Information. The Funds shall not use the information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.
4.	Costs. The Fund Affiliate agrees to reimburse the Intermediary for reasonable costs associated with complying with requests covered by the Extended Period.
5.	Form. The Intermediary expects the Fund Affiliate to use NSCC Standardized Data Reporting Format for transaction information or other format as mutually agreed upon by the parties.

(2)	Agreement to Restrict Trading. The Intermediary agrees to take reasonable steps to execute written instructions from the Funds to restrict or prohibit further Participant initiated exchanges of Shares by a Participant that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Fund Affiliate for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

a.	Form of Instructions. Instructions must include the Taxpayer Identification Number (“TIN”), if known, and the specific restriction(s), including time period to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

b.	Timing of Response. The Intermediary agrees to use reasonable efforts to execute instructions within 10 business days after receipt.

c.	Confirmation bv Intermediary. The Intermediary will provide written confirmation to the Funds that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after receipt of instructions.

d.	Fund Policies. The Fund Affiliate shall provide to the Intermediary upon request a written summary of the Funds’ market timing or other abusive trading policies that the Intermediary may provide to Participants. The Fund Affiliate shall promptly notify the Intermediary in writing whenever such policies change.

(3)	Definitions.

The following definitions shall apply solely to govern this Supplemental Agreement and are not intended to be applied in any other circumstances.

a.	The term “Fund” or “Funds” includes the Fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

b.	The term “Shares” means the interests of Shareholders corresponding to the securities of record issued by the Fund held by the Intermediary.
c.	The term “Shareholder” means the Plan participant notwithstanding that the Plan or omnibus account may be the owner of the Shares.
d.	The term “Plan” means any employer sponsored retirement and benefit plan (“Plan”).
e.	The term “Participant” means any individual who invests in a Plan.
f.	The term “written” includes electronic writings and facsimile transmissions.

The Prudential Insurance Company of America

Davis Selected Advisers LP
By: /s/ George L. Palms, Jr.	Fund Affiliate

Name: George L. Palms, Jr.	By: /s/ Kenneth Eich

Title: SVP, Investment Products & Advisory Services	Name: Kenneth Eich

Date: 9/29/06	Title: COO

Date: 9/6/06

Re, Davis Funds Selected Funds Clipper Fund

SHAREHOLDER INFORMATION AGREEMENT

This Shareholder Information Agreement (the “Agreement”), effective as of April 16, 2007, is made by and between Delaware Distributors, L.P. (“Fund Agent”) and Prudential Insurance Company of America (“Intermediary”) in connection with the Participation Agreement between The Prudential Insurance Company of America; Delaware VIP Trust; and Delaware Distributors, L.P. dated February 2005.

WHEREAS, Fund Agent serves as principal underwriter for the Delaware Investments Family of Investment Companies (the “Funds”);

WHEREAS, Intermediary submits trades on behalf of indirect intermediaries or others that hold shares of the Funds on behalf of its customers that are invested in the Funds and for which the indirect intermediary or others maintain individual accounts;

WHEREAS, pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds, or on the Funds’ behalf, the Fund Agent is required to enter into an agreement with Intermediary under which Intermediary is required to provide the Fund Agent, upon request, with certain shareholder and account information and to prohibit transactions that violate each Fund’s purchase blocking policy;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereby agree as follows:

Shareholder Information

1.

Agreement to Provide Information. The Intermediary agrees to provide the Fund Agent, upon written request, or such other means as agreed upon, the Taxpayer Identification Number (“TIN”), the Individual Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”), if known, of any or all Shareholder(s) of the account and the amount, date, name and transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Prior to the effective date of SEC Rule 22c-2, Prudential agrees to reasonably cooperate with Fund Agent for the purpose of preventing market timing and will upon reasonable request furnish to Fund Agent such information as Fund Agent may consider necessary or desirable to review the possible existence and extent of market timing by any Plan or Plan Participant in a Plan, as long as such information may be reasonably ascertainable by Prudential with consideration to labor and costs.

(a)

Information Request. Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which transaction information is sought, commencing upon the effective date of Rule 22c-2. The Fund Agent may request transaction information older than ninety (90) days from the date of the request, as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Funds.

(b)

Form and Timing of Response. Intermediary agrees to transmit the requested information specified in Paragraph 1 above to the Fund Agent or its designee promptly, but in any event not later than ten(10) business days, after receipt of a request. If requested by the Fund Agent or its designee, intermediary agrees to use best efforts to determine promptly, but in any event not later than ten (105) business days after receipt of a specific request, whether any specified person about whom it has received the identification and transaction information specified in Paragraph 1 above is itself a financial intermediary (“indirect intermediary”) and, upon further request of the Fund Agent or its designee, promptly, but in any event not later than ten (10) business days after such request, either (i) obtain and transmit (or arrange to have transmitted) the requested information specified in Paragraph 1 above for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. In such instance, Intermediary agrees to inform the Fund Agent whether it plans to perform (i) or (ii).

Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.

To the extent practicable, the format for any transaction information provided to the Fund Agent should be consistent with the NSCC Standardized Data Reporting Format.

(c)

Limitations on Use of Information. The Fund Agent agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2, such other applicable laws, rules and regulations, and to ensure compliance with the policies and procedures of the Funds.

2.

Agreement to Restrict Trading. The Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds. The Funds and Fund Affiliate acknowledge and agree that system initiated purchases pursuant to allocation models or instructions do not constitute trading activity the Funds and Fund Affiliate would consider to be problematic or inappropriate under the Funds’ policies described above, other than purchases on the date the Intermediary receives in good order a Shareholder’s election of an asset allocation model or issuing a standing direction to rebalance the Shareholder’s account.

(a)

Form of Instructions. Instructions must include the TIN, ITIN, or GII, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, or GII is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(h)

Timing of Response. Intermediary agrees to execute instructions to restrict or prohibit trading as soon as reasonably practicable, but in any event not later than ten (10) business days after receipt of the instructions by the Intermediary.

(c)	Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund Agent that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

(d)	Fund Policies. The Fund Agent shall provide to the Intermediary upon request a written Summary of the Funds’ market timing or other abusive trading policies that the Intermediary may provide to Participants. The Fund Agent shall promptly notify the Intermediary in writing whenever such policies change.

3.	Definitions. For purposes of this Amendment:

(a)	The term “Fund” does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940 (the” 1940 Act”).

(b)	The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the 1940 Act that are held by the Intermediary.

(c)	The term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name.

(d)	The term “written” includes electronic writings and facsimile transmissions.

Delaware Distributors, L.P.		The Prudential Insurance Company of America

By:	/s/ Cori E. Daggett	By:	/s/ George L. Palms, Jr.

Name:	Cori E. Daggett	Name:	George Palms, Jr.

Title:	Vice President/Assistant Sec’y	Title:	Senior Vice President

Date:	4/12/2007	Date:	4/13/07

SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT entered into as of March 22, 2007 by and between Dreyfus Service Corporation on behalf of itself and on behalf of the funds for which it serves as distributor (hereinafter referred to as “Fund”) and The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (the “Intermediary”), with an effective date of October 16, 2007. Prior to the effective date of this Shareholder Information Agreement, the Fund and the Intermediary agree that any request made to the Intermediary by the Fund for shareholder transaction information, and the Intermediary’s response to such request, shall be governed by whatever practices the Fund and the Intermediary had utilized in the absence of a formal agreement, if any, to govern such requests.

WHEREAS, Intermediary is a “financial intermediary” with respect to the Fund, as such term is defined in Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”); and

WHEREAS, pursuant to Rule 22c-2, the Fund is required to enter into a written agreement with Intermediary under which Intermediary agrees to (i) provide, at Fund’s request, certain identity and transaction information with respect to Shareholders, and (ii) execute instructions from Fund to restrict or prohibit future purchases or exchanges by such Shareholders.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the parties hereby agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

The term “Intermediary” shall mean an insurance company separate account.

The term “Fund” shall mean an open-ended management investment company that is registered, or required to register, under section 8 of the Investment Company Act of 1940 and includes (i) an investment adviser to or administrator for the Fund; (ii) the principal underwriter or distributor for the Fund; or (iii) the transfer agent for the Fund. The term not does include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Intermediary.

The term “Shareholder” means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary (“Contract”), or a participant in an employee benefit plan with a beneficial interest in a contract.

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The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) pursuant to a one-time step-up in Contract value under a Contract death benefit, or in connection with an automatic step-up to protected withdrawal value under an annuity guaranteed minimum withdrawal benefit; (iv) pursuant to an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; (v) pursuant to pre-arranged transfers at the conclusion of the free look period; or (vi) in connection with receipt of a longevity credit or other automatic increase to Contract value.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term “written” includes electronic writings and facsimile transmissions.

Section 2.0. Agreement to Provide Information. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

Section 2.1. Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

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Section 2.2. Form and Timing of Response.

(a) Intermediary agrees to provide, promptly upon request of the Fund or its designee, the requested information specified in Section 2.0. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section 2.0 is itself a financial intermediary (“indirect intermediary”) and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in Section 2.0 for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary; and

(c) To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

Section 3. Limitations on Use of Information. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

Section 4. Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Intermediary’s account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to Fund in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

The Prudential Insurance Company of America, Annuity Services, Thomas Sandor, 2101 Welsh Road, Dresher, Pennsylvania, 19025, (215) 784-2721, Thomas. Sandor@Prudential .com.

The Prudential Insurance Company of America, Annuity Services, Christoph Hagan, 2101 Welsh Road, Dresher, Pennsylvania, 19025, (215) 784-8209, Christoph.Hagan@Prudential.com.

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Section 5. Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades that violated the Fund’s policies relating to eliminating or reducing any dilution of the value of the Fund’s outstanding Shares.

Section 6. Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Intermediary.

Section 7. Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

Section 8. Construction of the Agreement; Fund Participation Agreements. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds. This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

Section 9. Termination. This Agreement will terminate upon the termination of the Fund Participation Agreements.

Section 10. Miscellaneous.

a. If allowed by law, Fund will notify Intermediary of any regulatory requests received with respect to Shareholder information related to the Intermediary’s accounts.

b. Fund acknowledges that Intermediary is not responsible for the accuracy of information provided by an indirect intermediary.

c. Fund agrees to indemnify and hold harmless Intermediary from any and all liability, claim, loss, demand, damages, costs and expenses (including reasonable attorney’s fees) arising in connection with a third party claim or action brought against Intermediary as a result of any breach by the Fund of Section 3 of this Shareholder Information Agreement and resulting in an unauthorized disclosure of a Shareholder’s TIN, ITIN, or GII provided to the Fund in response to a request for information pursuant to the terms of this Agreement.

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d. Either party is excused from performance, and shall not be liable for any delay in performance or non-performance, in whole or in part, caused by the occurrence of any event or contingency beyond the control of the parties including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, natural disasters, acts of God, and acts of war or terrorism. The party who has been so affected shall promptly give written notice to the other party, and shall use its best efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such force majeure.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be effective as of the date written above.

/s/ Matthew Perrone
By:

Dreyfus Service Corporation

/s/ Daniel O. Kane
By:	Daniel O. Kane, Vice President

Pruco Life Insurance Company

/s/ Daniel O. Kane
By:	Daniel O. Kane, Vice President

Pruco Life Insurance Company of New Jersey

/s/ Daniel O. Kane
By:	Daniel O. Kane, Vice President

The Prudential Insurance Company of America

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Supplemental Agreement

Rule 22c-2

This AGREEMENT is entered into as of April 2, 2007, by and between The Prudential Insurance Company of America (“Intermediary”) on its behalf, or on behalf of one or more of its affiliates doing business as Prudential Retirement, and the undersigned Fund or Fund Affiliate. This AGREEMENT is effective upon the effective date of Rule 22c-2. This AGREEMENT is intended to be limited to that part of the Prudential organization doing business as Prudential Retirement.

WHEREAS, the parties or their affiliates have entered into agreement(s) pursuant to which Intermediary undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 that are investment options for qualified and non-qualified employee benefit plans it services; and

WHEREAS, upon the effective date of SEC Rule 22c-2, the parties desire to execute this Agreement to comply with the specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby agree as follows:

(1)	Shareholder Information

a.

Agreement to Provide Information. The Intermediary agrees to provide the Fund Affiliate, upon written request, or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges and the amount, date, name and transaction type of every purchased, redeemed, transferred or exchanged Shares through an account maintained by the Intermediary during the Covered Period of the request.

1.

Period Covered by Request. Requests made pursuant to this Agreement shall set forth the specific period for which transaction information is sought (the “Covered Period”), commencing upon the effective date of Rule 22c-2. For any requests for information on transactions carried out prior to the Compliance Date, the parties agree to work together in good faith to establish procedures for providing Distributors with such information as is necessary for them to monitor for market timing. The Covered Period will not exceed 120 days prior to the date of the request but will not start earlier than the effective date of Rule 22c-2. The Fund Affiliate may request transaction information older than 120 days from the date of the request (“Extended Period”), but not prior to the effective date of Rule 22c-2, as may be reasonably necessary to investigate compliance with the policies established by the Fund Affiliate for the purpose of eliminating or reducing potentially harmful market timing or frequent trading, however such request is not to exceed 1 year However, should Distributors deem it necessary to request information older than one year in order to enforce the frequent trading polices of the Funds, and not in connection with a regulatory review, examination or investigation, any provision of historical data older than one year shall be upon terms mutually acceptable to the parties

2.

Form and Timing of Response. The Intermediary agrees to transmit the requested information that is on its books and records to the Fund Affiliate or their designee promptly, but in any event not later than 10 business days after receipt of a request. If the accounts are not on the Intermediary’s books and records, the Intermediary agrees to use reasonable efforts either to (i) promptly obtain and transmit the requested information (ii) obtain assurances from the person or entity that holds the account that the requested information will be provided to the Fund Affiliate promptly; or (iii) if directed by the fund block further Participant initiated exchanges or purchases of Shares of the Funds. In such instances, the Intermediary agrees to inform the Fund Affiliate regarding which of the foregoing options it will follow. The requested information shall be communicated in accordance with standards that are mutually agreed upon by the parties.

3.

Limitations on Use of Information. The Funds shall not use the information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.

4.
5.	Form. The Intermediary expects the Fund Affiliate to use NSCC Standardized Data Reporting Format for transaction information or other format as mutually agreed upon by the parties.

(2)

Agreement to Restrict Trading. The Intermediary agrees to take reasonable steps to execute written instructions from the Funds to restrict or prohibit further Participant initiated exchanges or purchases of Shares by a Participant that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Fund Affiliate for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

a.

Form of Instructions. Instructions must include the Taxpayer Identification Number (“TIN”), if known, and the specific restriction(s), including time period to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

b.	Timing of Response. The Intermediary agrees to use reasonable efforts to execute instructions within 10 business days after receipt.

c.

Confirmation by Intermediary. The Intermediary will provide written confirmation to the Funds that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after receipt of instructions.

d.

Fund Policies. The Fund Affiliate shall provide to the Intermediary upon request a written summary of the Funds’ market timing or other abusive trading policies that the Intermediary may provide to Participants. The Fund Affiliate shall promptly notify the Intermediary in writing whenever such policies change.

(3)	Definitions.

The following definitions shall apply solely to govern this Supplemental Agreement and are not intended to be applied in any other circumstances.

a.

The term “Fund” or “Funds” includes the Fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

b.	The term “Shares” means the interests of Shareholders corresponding to the securities of record issued by the Fund held by the Intermediary.
c.	The term “Shareholder” means the Plan participant notwithstanding that the Plan or omnibus account may be the owner of the Shares.
d.	The term “Plan” means any employer sponsored retirement and benefit plan (“Plan”).
e.	The term “Participant” means any individual who invests in a Plan.
f.	The term “written” includes electronic writings and facsimile transmissions.

The Prudential Insurance Company of America
By:	/s/ George L. Palms, Jr.	FRANKLIN TEMPLETON INVESTOR SERVICES LLC Fund Affiliate

Name:	George Palms, Jr., Senior Vice President	By:	/s/ Stuart Bateman

Title:	Investment Products & Advisory Services	Name:	Stuart Bateman

Date:	4/10/07	Title:	Senior Vice President

		Date:	April 2, 2007

Supplemental Agreement

Rule 22c-2

This AGREEMENT is entered into as of April 12, 2007, by and between The Prudential Insurance Company of America (“Intermediary”) on its behalf, or on behalf of one or more of its affiliates doing business as Prudential Retirement, and the undersigned Fund or Fund Affiliate. This AGREEMENT is effective upon the effective date of Rule 22c-2 of the Investment Company Act of 1940 (“Rule 22c-2”). This AGREEMENT is intended to be limited to that part of the Prudential organization doing business as Prudential Retirement.

WHEREAS, the parties or their affiliates have entered into agreement(s) to pursuant to which Intermediary undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 that are investment options for qualified and non-qualified employee benefit plans it services; and

WHEREAS, effective upon the upon the effective date of Rule 22c-2, the parties desire to execute this Agreement to comply with the specific provisions required by Rule 22c-2 ; NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby agree as follows:

(1)	Shareholder Information

a.	Agreement to Provide Information. The Intermediary agrees to provide the Fund Affiliate, upon written request, or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account of Fund and maintained by Intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges and the amount, date, name and transaction type of every purchased, redeemed, transferred or exchanged Shares through an account of Fund and maintained by the Intermediary during the Covered Period of the request.

1.	Period Covered by Request. Requests made pursuant to this Agreement shall set forth the specific period for which transaction information is sought (the “Covered Period”), which will not exceed 120 days prior to the date of the request and will not start earlier than the effective date of Rule 22c-2. The Fund Affiliate may request transaction information older than 120 days from the date of the request, (“Extended Period”) but not prior to the effective date of Rule 22c-2, as it may deems reasonably necessary to investigate compliance with the policies established by the Fund Affiliate for the purpose of eliminating or reducing potentially harmful market timing or frequent trading, however such request is not to exceed 1 year.

2.	Form and Timing of Response. The Intermediary agrees to transmit the requested information that is on its books and records to the Fund Affiliate or their designee promptly, but in any event not later than 10 business days after receipt of a request. If the accounts are not on the Intermediary’s books and records, the Intermediary agrees to (i) use reasonable efforts to promptly obtain and transmit the requested information (ii) use reasonable efforts to obtain assurances from the person or entity that holds the

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account that the requested information will be provided to the Fund Affiliate promptly; or (iii) if directed by the Fund Affiliate, block further Participant initiated purchase (unless otherwise directed by the Fund, this shall not include system initiated purchases pursuant to allocation models or instructions) and exchanges of Shares of the Funds. In such instances, the Intermediary agrees to inform the Fund Affiliate regarding which of the foregoing options it will follow. The requested information shall be communicated in accordance with standards that are mutually agreed upon by the parties.

3.	Limitations on Use of Information. The Funds shall not use the information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.
4.	Form. The Intermediary expects the Fund Affiliate to use NSCC Standardized Data Reporting Format for transaction information or other format as mutually agreed upon by the parties.

(2)	Agreement to Restrict Trading. The Intermediary agrees to take reasonable steps to execute written instructions from the Funds to restrict or prohibit further Participant initiated exchanges of Shares by a Participant that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Fund Affiliate for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

a.	Form of Instructions. Instructions must include the Taxpayer Identification Number (“TIN”), if known, and the specific restriction(s), including time period to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

b.	Timing of Response. The Intermediary agrees to use reasonable efforts to promptly execute instructions but in any event not later than 10 business days after receipt of instructions from Fund Affiliate.

c.	Confirmation by Intermediary. The Intermediary will provide written confirmation to the Funds that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after receipt of instructions.

d.	Fund Policies. The Fund Affiliate shall provide to the Intermediary upon request a written summary of the Funds’ market timing or other abusive trading policies that the Intermediary may provide to Participants.
(3)	Definitions.

The following definitions shall apply solely to govern this Supplemental Agreement and are not intended to be applied in any other circumstances.

a.	The term “Fund” or “Funds” includes the Fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

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b.	The term “Shares” means the interests of Shareholders corresponding to the securities of record issued by the Fund held by the Intermediary.
c.	The term “Shareholder” means the Participant notwithstanding that the Plan or omnibus account may be the owner of the Shares.
d.	The term “Plan” means any employer sponsored retirement and benefit plan (“Plan”).
e.	The term “Participant” means any individual who invests in a Plan.
f.	The term “written” includes electronic writings and facsimile transmissions.

The Prudential Insurance Company of America		Janus Services, LLC

By:	/s/ George L. Palms, Jr.

Name:	George Palms, Jr.	By:	/s/ Russell Paul Shipman

Title:	Senior Vice President	Name:	Russell Paul Shipman

Date:	4/9/07	Title:	Senior Vice President

		Date:	4/12/2007

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RULE 22c-2 SHAREHOLDER INFORMATION AGREEMENT

This Agreement entered into as of April 16, 2007 (with compliance to begin on October 16, 2007), by and between MFS Fund Distributors, Inc. (“MFD”) and the party signing below (“Intermediary”).

WHEREAS, MFD is the principal underwriter for the MFS funds;

WHEREAS, the Intermediary offers or otherwise makes available the MFS funds to or for clients of Intermediary;

WHEREAS, Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”) effectively requires MFD or each MFS fund to enter into a shareholder information agreement with each “financial intermediary”, as that term is defined in Rule 22c-2; and

WHEREAS, this Agreement sets forth the terms and conditions for information sharing for the Funds in accordance with Rule 22c-2.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, MFD and Intermediary hereby agree as follows:

A.	Agreement to Provide Information. To the extent Intermediary is a financial intermediary as defined in Rule 22c-2, Intermediary agrees to provide the Fund or its designee, upon written request or such other means agreed upon, the taxpayer identification number (“TIN”), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by Intermediary during the period covered by the request.

(1) Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought but will not start earlier than the effective date of Rule 22c-2. The Fund or its designee may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund, but not prior to the effective date.

(2) Form and Timing of Response. Intermediary agrees to transmit the requested information that is on Intermediary’s books and records to the Fund or its designee promptly and in a secure manner, but in any event not later than 10 (ten) business days, after receipt of a request. If the requested information is not on Intermediary’s books and records but on the books and records of an indirect intermediary, Intermediary agrees to: (i) use reasonable efforts to provide or arrange to provide to the Fund or its designee the requested information regarding shareholders who hold an account with an indirect intermediary; or (ii) if directed by the Fund or its designee, block further purchases (not including system initiated purchases of pursuant to allocation models or instructions) of Fund Shares from such indirect intermediary. In such instance, Intermediary agrees to inform the Fund or its designee whether Intermediary plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an “indirect intermediary” has the same meaning as in Rule 22c-2.

(3) Limitations on Use of Information. The Fund agrees to use the information provided solely for the purposes of facilitating the Fund’s compliance with Rule 22c-2, and not for marketing or any other purpose without Intermediary’s prior written consent.

(4)_Costs. The Fund agrees to reimburse the Intermediary for reasonable costs associated with complying with requests that exceed 1 year.

B.	Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund or its designee to restrict or prohibit further purchases (not including system initiated purchases pursuant to allocation models or instructions) or exchanges of Shares by a Shareholder that has been identified by the Fund or its designee as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Intermediary’s account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

(1) Form of Instructions. Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(2) Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later ten business days after Intermediary’s receipt of the instructions.

(3) Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund or its designee that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

(4) Fund Policies. The Fund shall provide to the Intermediary upon request, written information regarding those trades of a Participant that violated the Fund’s Fund Trading Policies that the Intermediary may provide to Participants and reasonable assistance in communicating to/with any Participant whose trading has been restricted pursuant to this Section regarding the trade restrictions and/or prohibitions implemented hereunder. The Fund shall promptly notify the Intermediary in writing whenever there is an amendment to the description in the Fund’s prospectus of its excessive trading policies.

C.	Definitions. For purposes of this paragraph:

(1) The term “Fund” includes the fund’s principal underwriter and transfer agent. The term not does include any “excepted funds” as defined in Rule 22c-2(b).

(2) The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by Intermediary.

(3) The term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by Intermediary in nominee name.

(4) The term “written” includes electronic writings and facsimile transmissions.”

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

MFS FUND DISTRIBUTORS, INC.

/s/ James A. Jessee
By:	James A. Jessee
Title:	President

The Prudential Insurance Company of America

By:	/s/ George L. Palms, Jr.

Name:	George L. Palms, Jr.

Title:	Senior Vice President

Date:	4/10/07

Supplemental Agreement

Rule 22c-2

This AGREEMENT is entered into as of 4-16, 2007, by and between The Prudential Insurance Company of America (“Intermediary”) on its behalf, or on behalf of one or more of its affiliates doing business as Prudential Retirement, and the undersigned Fund or Fund Affiliate. This AGREEMENT is effective upon the effective date of Rule 22c-2. This AGREEMENT is intended to be limited to that part of the Prudential organization doing business as Prudential Retirement in connection with the Participation Agreement between The Prudential Insurance Company of America, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC

WHEREAS, the parties or their affiliates have entered into agreement(s) pursuant to which Intermediary undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 that are investment options for qualified and non-qualified employee benefit plans it services; and

WHEREAS, upon the effective date of SEC Rule 22c-2, the parties desire to execute this Agreement to comply with the specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby agree as follows:

(1)	Shareholder Information

a.	Agreement to Provide Information. The Intermediary agrees to provide the Fund Affiliate, upon written request, or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges and the amount, date, name and transaction type of every purchased, redeemed, transferred or exchanged Shares through an account maintained by the Intermediary during the Covered Period of the request.

1.	Period Covered by Request. Requests made pursuant to this Agreement shall set forth the specific period for which transaction information is sought (the “Covered Period”), commencing upon the effective date of
Rule 22c-2. The Covered Period will not exceed 120 days prior to the date of the request but will not start earlier than the effective date of Rule 22c-2. The Fund Affiliate may request transaction information older than 120 days from the date of the request (“Extended Period”), but not prior to the effective date of Rule 22c-2, as may be reasonably necessary to investigate compliance with the policies established by the Fund Affiliate for the purpose of eliminating or reducing potentially harmful market timing or frequent trading, however such request is not to exceed 1 year.
2.

Form and Timing of Response. The Intermediary agrees to use its best efforts to promptly determine upon written request received from the Fund Affiliate, but in any event not later than 10 business days following such request, whether any other person that holds shares of Funds through the Intermediary is an “indirect intermediary” under SEC Rule 22c-2. The Intermediary agrees to transmit the requested information that is on its books and records to the Fund Affiliate or their designee promptly, but in any event not later than 10 business days after receipt of a request. If the accounts are not on the Intermediary’s books and records, the Intermediary agrees to use best efforts either to (i) promptly obtain and transmit the requested information (ii) obtain assurances from the person or entity that holds the account that the requested information will be provided to the Fund Affiliate promptly; or (iii) if directed by the fund block further Participant initiated exchanges of Shares of the Funds. In such instances, the Intermediary agrees to inform the Fund Affiliate regarding which of the foregoing options it will follow. The requested information shall be communicated in accordance with standards that are mutually agreed upon by the parties.

3.	Limitations on Use of Information. The Funds shall not use the information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.
4.	Costs. The Fund Affiliate agrees to reimburse the Intermediary for reasonable costs associated with complying with requests covered by the Extended Period.
5.	Form. The Intermediary expects the Fund Affiliate to use NSCC Standardized Data Reporting Format for transaction information or other format as mutually agreed upon by the parties.

(2)	Agreement to Restrict Trading. The Intermediary agrees to take reasonable steps to execute written instructions from the Funds to restrict or prohibit further Participant initiated exchanges of Shares by a Participant that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Fund Affiliate for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

a.	Form of Instructions. Instructions must include the Taxpayer Identification Number (“TIN”), if known, and the specific restriction(s), including time period to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

b.	Timing of Response. The Intermediary agrees to use reasonable efforts to execute instructions within 10 business days after receipt.

c.	Confirmation by Intermediary. The Intermediary will provide written confirmation to the Funds that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after receipt of instructions.

d.	Fund Policies. The Fund Affiliate represents that the Fund’s prospectus provides the Fund’s market timing or abusive trading policies. The Fund Affiliate shall provide to the Intermediary assistance in communicating to/with any Participant whose trading has been restricted pursuant to this Section regarding the trade restrictions and/or prohibitions implemented hereunder. The Fund Affiliate shall notify the Intermediary whenever such policies change.

(3)	Definitions.

The following definitions shall apply solely to govern this Supplemental Agreement and are not intended to be applied in any other circumstances.

a.

The term “Fund” or “Funds” includes the Fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

b.	The term “Shares” means the interests of Shareholders corresponding to the securities of record issued by the Fund held by the Intermediary.
c.	The term “Shareholder” means the Plan participant notwithstanding that the Plan or omnibus account may be the owner of the Shares.
d.	The term “Plan” means any employer sponsored retirement and benefit plan (“Plan”).
e.	The term “Participant” means any individual who invests in a Plan.
f.	The term “written” includes electronic writings and facsimile transmissions.

The Prudential Insurance Company of America		Allianz Global Investors Distributors LLC

By:	/s/ Scott Sleyster	By:	/s/ Brian Jacobs

Name:	Scott Sleyster	Name:	Brian Jacobs

Title:	Sr. Vice President	Title:	Managing Director

Date:	4-16-07	Date:	4/12/2007

SHAREHOLDER INFORMATION AGREEMENT

THIS SHAREHOLDER INFORMATION AGREEMENT (the “Agreement”) entered into as of April 16, 2007 by and between The Prudential Series Fund and The Prudential Insurance Company of America on its own behalf and on behalf of its separate accounts investing in The Prudential Series Fund, with an effective date of October 16, 2007 (the “Effective Date”).

WHEREAS, as used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the context:

The term “1940 Act” shall mean the Investment Company Act of 1940, as amended, and any rules thereunder.

The term “Fund” shall mean The Prudential Series Fund and each of its series, except that the term “Fund” does not include any series that is regulated as a money market fund under Rule 2a-7 under the 1940 Act.

The term “Intermediary” shall mean The Prudential Insurance Company of America and each of its separate accounts that invest in securities issued by the Fund.

The term “Shares” means the beneficial interests of Shareholders corresponding to the redeemable securities of record issued by the Fund that are held by the Intermediary.

The term “Shareholder” means the holder of interests in a variable annuity or variable life insurance contract issued by the Intermediary (a “Contract”), or a participant in an employee benefit plan with a beneficial interest in a Contract.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit, or in connection with receipt of a longevity credit or other automatic increase to Contract value; (iv) in connection with an automatic step-up to Protected Withdrawal Value under an annuity guaranteed minimum withdrawal benefit; (v) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (vi) pre-arranged transfers at the conclusion of a required free-look period.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term “written” includes electronic writings and facsimile transmissions.

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WHEREAS, the Fund and the Intermediary have entered into one or more participation agreements governing the terms of the investment by the Intermediary in securities issued by the Fund (the “Participation Agreements”); and

WHEREAS, the Securities, and Exchange Commission (the “SEC”) has adopted Rule 22c-2 under the 1940 Act requiring certain investment companies to enter into Agreements with certain Intermediaries; and

WHEREAS, the Fund and the Intermediary desire to enter into an Agreement meeting the requirements of Rule 22c-2.

NOW, THEREFORE, the Fund and the Intermediary hereby agree as follows:

ARTICLE 1. Shareholder Information

1.1. Agreement to Provide Information. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/Intemational Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

1.2. Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

1.3. Timing of Requests. Fund requests for Shareholder information shall be made no more frequently than quarterly except as the Fund deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund.

1.4. Form and Timing of Response.

1.4.1. Intermediary agrees to provide, promptly upon request of the Fund or its designee, the information requested pursuant to this Article 1. If requested by the Fund or its designee, Intermediary agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section 1.1 is itself a financial intermediary (“indirect intermediary”) and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in Section 1.1 for those Shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Intermediary additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

1.4.2. Responses required by Article 1 must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Intermediary. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

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1.5. Limitations on Use of Information. The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

ARTICLE 2. Trading Restrictions

2.1. Agreement to Restrict Trading. Intermediary agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Intermediary’s account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder- Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary.

2.2. Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is (are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund’s policies relating to eliminating or reducing any dilution of the value of the Fund’s outstanding Shares.

2.3. Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Intermediary.

2.4. Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

ARTICLE 3. Miscellaneous

3.1. Termination. This Agreement will terminate upon the later of: (i) the termination of all Participation Agreements; or (ii) the date on which the Intermediary no longer holds Shares of the Fund in its separate accounts.

3.2. Notice. Requests, instructions, notices or other communications between the parties pursuant to this Agreement shall be provided to the following address, or such other address that one party may communicate to the other party in writing from time to time, including, if applicable, an e-mail address and/or a facsimile telephone number:

If to the Fund:

The Prudential Series Fund

One Corporate Drive

Shelton, CT 06484

Attention: Secretary

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If to the Intermediary:

The Prudential Insurance Company of America

Annuity Services

2101 Welsh Road

Dresher, Pennsylvania 19025

Attention: Christoph Hagan

Christoph.Hagan@Prudential.com

Tel. (215) 784-8209

With a copy to:

The Prudential Insurance Company of America

Annuity Services

2101 Welsh Road

Dresher, Pennsylvania 19025

Attention: Thomas Sandor

Thomas.Sandor@Prudential.com.

Tel. (215) 784-2721

3.3. Applicable Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the state of New Jersey, without regard to the New Jersey conflict of laws provisions. This Agreement shall be subject to the provisions of the federal securities laws, including Rule 22c-2 under the 1940 Act, and the terms hereof shall be interpreted and construed in accordance therewith.

3.4. Construction of the Agreement and Participation Agreements. This Agreement supplements the Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

3.5. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

3.6. Counterparts. This Agreement may be executed in two counterparts, each of which taken together shall constitute one and the same instrument.

3.7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

3.8. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a form jointly selected by the relevant parties (but if applicable law requires some other form, then such other form) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

3.9. Assignment. This Agreement or any rights or obligations hereunder may not be assigned by any party without the prior written consent of the other party.

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3.10. Obligations. The Fund agrees that the obligations assumed by the Intermediary pursuant to this Agreement shall be limited in any case to the Intermediary and its assets, and the Fund shall not seek satisfaction of any such obligation from the Shareholders of the Intermediary or the directors, officers, employees or agents of the Intermediary. The Intermediary agrees that the obligations assumed by the Fund pursuant to this Agreement shall be limited in any case to the Fund and its assets, and the Intermediary shall not seek satisfaction of any such obligation from the Shareholders of the Fund or the directors, trustees, officers, employees or agents of the Fund.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

THE PRUDENTIAL SERIES FUND

By:	/s/ Robert F. Gunia

	Print Name:	Robert F. Gunia
	Print Title:	Vice President
	Date:	April 10, 2007

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Daniel O. Kane
	Print Name:	Daniel O. Kane
	Print Title:	Vice President
	Date:	April 10, 2007

5

Supplemental Agreement

Rule 22c-2

This AGREEMENT is entered into as of April 16, 2007, by and between The Prudential Insurance Company of America (“Intermediary”) on its behalf, or on behalf of one or more of its affiliates doing business as Prudential Retirement, and the undersigned Fund or Fund Affiliate. This AGREEMENT is effective upon the effective date of Rule 22c-2. This AGREEMENT is intended to be limited to that part of the Prudential organization doing business as Prudential Retirement.

WHEREAS, the parties or their affiliates have entered into agreement(s) to pursuant to which Intermediary undertakes to perform administrative services on behalf of certain open-end investment companies registered under the Investment Company Act of 1940 that are investment options for qualified and non-qualified employee benefit plans it services; and

WHEREAS, effective upon the upon the effective date of SEC Rule 22c-2, the parties desire to execute this Agreement to comply with the specific provisions required by SEC Rule 22c-2 under the Investment Company Act of 1940;

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby agree as follows:

(1)	Shareholder Information

a.	Agreement to Provide Information. The Intermediary agrees to provide the Fund Affiliate, upon written request, or such other means as agreed upon, the taxpayer identification number (“TIN”), if known, of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges and the amount, date, name and transaction type of every purchased, redeemed, transferred or exchanged Shares through an account maintained by the Intermediary during the Covered Period of the request.

1. Period Covered by Request. Requests made pursuant to this Agreement shall set forth the specific period for which transaction information is sought (the “Covered Period”), commencing upon the effective date of Rule 22c-2. The Covered Period will generally not exceed ninety (90) calendar days of transaction information. The Fund Affiliate may request transaction information older than twelve (12) months from the date of the request, but not prior to the effective date of SEC Rule 22c-2, if the Fund deems it necessary to investigate compliance with the policies established by the Fund Affiliate for the purpose of eliminating or reducing potentially harmful market timing or frequent trading. Prior to the effective date of SEC Rule 22c-2, the Intermediary agrees to reasonably cooperate with Fund Affiliate for the purpose of preventing market timing and will upon reasonable request furnish to Fund Affiliate such information as Fund Affiliate may consider necessary or desirable to review the possible existence and extent of market timing by any Plan or Participant in a Plan, as long as such information may be reasonably ascertainable by Prudential with consideration to labor and costs.

2.Form and Timing of Response. The Intermediary agrees to transmit the requested information that is on its books and records to the Fund Affiliate or their designee promptly,

but in any event not later than 5 business days after receipt of a request, or such other time as agreed upon by the Fund. If the accounts are not on the Intermediary’s books and records, the Intermediary agrees to (within the time period designated above)(i) promptly obtain and transmit the requested information (ii) obtain assurances from the person or entity that holds the account that the requested information will be provided to the Fund Affiliate promptly; or

(iii) if directed by the fund block further Participant initiated exchanges or purchases of Shares of the Funds. In such instances, the Intermediary agrees to inform the Fund Affiliate regarding which of the foregoing options it will follow. The requested information shall be communicated in accordance with standards that are mutually agreed upon by the parties.

3. Limitations on Use of Information. The Funds shall not use the information received from the Intermediary for any purpose other than to comply with SEC Rule 22c-2, and such other applicable laws, rules and regulations.

4. Costs. The Fund Affiliate agrees to reimburse the Intermediary for reasonable costs, as mutually agreed upon by the parties, associated with complying with requests for more than 90 calendar days of transaction information and/or for transaction information older than twelve (12) months.

5. Form. The Intermediary expects the Fund Affiliate to use NSCC Standardized Data Reporting Format for transaction information or other format as mutually agreed upon by the parties.

(2)	Agreement to Restrict Trading. The Intermediary agrees to execute written instructions from the Funds to restrict or prohibit further Participant initiated exchanges or purchases (not including system initiated purchases pursuant to allocation models or instructions) of Shares by a Participant that has been identified by the Fund Affiliate as having engaged in transactions involving the Funds (directly or indirectly through the Intermediary’s account) that violate the trading policies established by the Fund Affiliate for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Funds.

a.	Form of Instructions. Instructions must include the Taxpayer Identification Number (“TIN”), if known, and the specific restriction(s), including time period to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

b.	Timing of Response. The Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than 5 business days after receipt or such other time as agreed upon by the Fund.

c.	Confirmation by Intermediary. The Intermediary will provide written confirmation to the Funds that instructions have been executed. The Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than 10 business days after receipt of instructions.

d.	Fund Policies. The Fund Affiliate shall provide to the Intermediary upon request a written summary of the Funds’ market timing or other abusive trading policies that the Intermediary may provide to Participants. The Fund Affiliate shall promptly notify the Intermediary in writing whenever such policies change.

(3)	Definitions.

The following definitions shall apply solely to govern this Supplemental Agreement and are not intended to be applied in any other circumstances.

a.	The term “Fund” or “Funds” includes the Fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.
b.	The term “Shares” means the interests of Shareholders corresponding to the securities of record issued by the Fund held by the Intermediary.
c.	The term “Shareholder” means the Plan participant notwithstanding that the Plan or omnibus account may be the owner of the Shares.
d.	The term “Plan” means any employer sponsored retirement and benefit plan (“Plan”).
e.	The term “Participant” means any individual who invests in a Plan.
f.	The term “written” includes electronic writings and facsimile transmissions.

The Prudential Insurance Company of America		T. Rowe Price Investment Services, Inc.

By:	/s/ George L. Palms, Jr.	By:	/s/ Laura H. Chasney

Name:	George Palms, Jr.	Name:	Laura H. Chasney

Title:	Senior Vice President	Title:	V.P.

Date:	8/26/07	Date:	3/6/07